AMENDMENT NO. 1
TO
AMENDED AND RESTATED
NOTE CONVERSION AGREEMENT
AND
WARRANT AMENDMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED NOTE CONVERSION AGREEMENT AND WARRANT AMENDMENT (this “Agreement”) is entered into on September 2, 2014, by and between VistaGen Therapeutics, Inc., a Nevada corporation (the “Company”), and Platinum Long Term Growth VII, LLC, a Delaware limited liability company (“Platinum”).

WHEREAS, the parties entered into an Amended and Restated Note Conversion Agreement and Warrant Amendment on July 18, 2014 (“Amendment”), which Amendment amends and restates that certain Note Conversion Agreement, dated April 4, 2013, and amends certain warrants issued to Platinum prior to the date of the Amendment, each as more particularly set forth in the Amendment; and

WHEREAS, the parties agree to amend the Amendment as more particularly set forth below, in order to extend the date upon which the Company is able to consummate a Qualified Financing, as such term is defined in the Amendment.

 NOW, THEREFORE, for and in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1.            The definition of “Closing Date”, as such term is defined in Section 1 of the Amendment, shall be revised to September 30, 2014, and each reference to August 31, 2014 in the Amendment shall be amended and replaced with September 30, 2014.

2.           The provisions of the Amendment, as modified herein, shall remain in full force and effect in accordance with its terms and are hereby ratified and confirmed.  Platinum does not in any way waive the Company’s obligations to comply with any of the provisions, covenants and terms of the Amendment (as amended hereby) and the other agreements referred to in the Amendment.  This Agreement shall be governed by the laws of the State of New York without regard to the conflict of laws provisions thereof.

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IN WITNESS WHEREOF the parties have signed this instrument as of the date first set forth above.

ADDRESS:	VISTAGEN THERAPEUTICS, INC.
343 Allerton Avenue South San Francisco, California 94080
By: /s/ Shawn K. Singh Name: Shawn K. Singh Title: Chief Executive Officer

ADDRESS:	PLATINUM LONG TERM GROWTH VII, LLC
152 West 57th Street, 4th Floor New York, NY 10019
By: /s/ Will Slota Name: Will Slota Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Amended and Restated Note Conversion Agreement and Warrant Amendment]